NEUBERGER&BERMAN ADVISERS MANAGEMENT TRUST
                 Supplement to the Prospectus dated May 1, 1996


         On November 1, 1996, the sub-adviser of each Series reorganized as a limited liability company known as Neuberger&Berman, LLC. All persons described in the Prospectus and Statement of Additional Information as partners of Neuberger&Berman, L.P. are principals of Neuberger&Berman, LLC.

         The date of this supplement is November 1, 1996.


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